GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares

of the

Goldman Sachs Small/Mid Cap Growth Fund

(the “Fund”)

Supplement dated July 19, 2013 to the

Prospectus dated December 28, 2012, as supplemented (the “Prospectus”)

Effective immediately, the Fund’s disclosure is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer—Fundamental Equity, Chief Investment Officer—Growth Equity, has managed the Fund since 2005; Jeffrey Rabinowitz, CFA, Managing Director, has managed the Fund since 2009; and Craig Glassner, Vice President, has managed the Fund since 2013.

The following is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Craig Glassner Vice President	Portfolio Manager— Small/Mid Cap Growth	Since 2013	Dr. Glassner joined the Investment Adviser in 2005. Dr. Glassner is a portfolio manager and focuses on Small/Mid and Mid Cap Growth strategies in addition to covering the biotechnology, pharmaceutical and healthcare industries. Previously, he was a vice president and research analyst at Bear Sterns. Prior to that, Dr. Glassner was a practicing physician.

This Supplement should be retained with your Prospectus for future reference.

EQG2CGSTK 07-13